UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On May 26, 2020, MGP Ingredients, Inc. (the "Company"), will make an investor presentation (the "Investor Presentation") to various investors. The Investor Presentation includes information regarding the Company's financial performance and market opportunity. A copy of the Investor Presentation is attached hereto as Exhibit 99.1

The information contained in this Current Report on Form 8-K, including the Investor Presentation, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the Investor Presentation, may contain statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. In addition, forward-looking statements are usually identified by or are associated with such words as “intend,” “plan,” “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. They reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, and Company financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) the unprecedented impact of COVID-19 pandemic on our business, customers, suppliers, employees, service providers, stockholders, investors and other stakeholders, (ii) disruptions in operations at our Atchison facility or our Indiana facility, (iii) the availability and cost of grain and flour, and fluctuations in energy costs, (iv) the effectiveness of our grain purchasing program to mitigate our exposure to commodity price fluctuations, (v) the effectiveness or execution of our strategic plan, (vi) potential adverse effects to operations and our system of internal controls related to the loss of key management personnel, (vii) the competitive environment and related market conditions, (viii) the ability to effectively pass raw material price increases on to customers, (ix) our ability to maintain compliance with all applicable loan agreement covenants, (x) our ability to realize operating efficiencies, (xi) actions of governments, including those taken in response to the COVID-19 pandemic and (xii) consumer tastes and preferences. For further information on these and other risks and uncertainties that may affect our business, see the risk factor above and the additional risk factors in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2019.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1*	Investor Presentation

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      MGP INGREDIENTS, INC.

Date: May 26, 2020	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer